Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

	9/30/06	10/31/06	11/30/06	12/31/06	1/31/07	2/28/07
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	2,752	291	(585)	816	824	1,170
Investment securities, at market	1,968,477	1,932,805	1,921,375	1,807,249	1,756,026	1,743,283
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	2,031,229	1,993,096	1,980,790	1,868,065	1,816,850	1,804,453

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	8,830,983	11,691,065	11,691,065	11,691,065	11,736,045	11,736,045
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	30,330,983	33,191,065	33,191,065	33,191,065	33,236,045	33,236,045

TOTAL ASSETS	32,362,212	35,184,161	35,171,855	35,059,130	35,052,895	35,040,498

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted March 8, 2007	Signed /s/ Gary N. Thompson	Printed Name of Signatory Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

	9/30/06	10/31/06	11/30/06	12/31/06	1/31/07	2/28/07
LIABILITIES:
Post-Petition debt (Sched. C)	38,273	65,544	103,765	18,603	34,724	37,967

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,194,587	138,221,858	138,260,079	138,174,917	138,191,038	138,194,281

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(791,579)	2,003,099	1,952,572	1,925,009	1,902,653	1,887,013

TOTAL SHAREHOLDERS EQUITY	(105,832,375)	(103,037,697)	(103,088,224)	(103,115,787)	(103,138,143)	(103,153,783)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	32,362,212	35,184,161	35,171,855	35,059,130	35,052,895	35,040,498

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	9/30/06	10/31/06	11/30/06	12/31/06	1/31/07	2/28/07
REVENUE:
Net investment income	8,436	8,897	8,211	7,667	8,408	6,966
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(6,610)	(6,498)	(6,498)	(6,498)	(7,222)	(7,222)
Board fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(38,990)	(49,827)	(50,240)	(26,690)	(68,191)	(11,142)
Accounting fees and expenses	0	(11,978)	0	0	0	0
Insurance	0	0	0	0	0	0
Franchise taxes	(13,500)	0	0	0	0	0
Filing fees and expenses	(2,333)	(5,974)	(1,994)	(1,957)	(327)	(4,173)
Miscellaneous	(62)	(24)	(5)	(86)	(5)	(69)

NET OPERATING INCOME / LOSS	(53,059)	(65,404)	(50,526)	(27,564)	(67,337)	(15,640)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	0	2,388,299	0	0	(41,826)	0
Equity in unrealized losses of securities of AIC	0	471,783	0	0	86,806	0

TOTAL OTHER INCOME (EXPENSE)	0	2,860,082	0	0	44,980	0

NET INCOME (LOSS)	(53,059)	2,794,678	(50,526)	(27,564)	(22,357)	(15,640)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	9/30/06	10/31/06	11/30/06	12/31/06	1/31/07	2/28/07
CASH DIFFERENCE:
Current ending cash balance	2,752	291	(585)	816	824	1,170
Less ending prior month balance	90,242	(2,752)	(291)	585	(816)	(824)

NET CASH INCREASE (DECREASE)	92,994	(2,461)	(876)	1,401	8	346

SOURCES OF CASH:
Net income (loss)	(53,059)	2,794,678	(50,526)	(27,564)	(22,357)	(15,640)
Equity in earnings and unrealized losses of AIC	0	(2,860,082)	0	0	(44,980)	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	190,369	35,672	11,430	114,127	51,224	12,744
Increase in:
Post- petition debt	0	27,271	38,220	0	16,121	3,242
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	137,310	(2,461)	(876)	86,563	8	346

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	(44,316)	0	0	(85,162)	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(44,316)	0	0	(85,162)	0	0

NET CASH INCREASE (DECREASE)	92,994	(2,461)	(876)	1,401	8	346

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	9/30/06	10/31/06	11/30/06	12/31/06	1/31/07	2/28/07
TRADE ACCOUNTS PAYABLE	38,273	65,544	103,765	18,603	34,724	37,967
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	38,273	65,544	103,765	18,603	34,724	37,967